Exhibit 10.17.2

SECOND AMENDMENT
TO
EMPLOYMENT AGREEMENT

This Second Amendment modifies the Employment Agreement between Metaldyne Corporation (“Company”) and Jeffrey Stafeil (“Executive”) entered into with an Effective Date of July 16, 2003, as modified by the Amendment, the provisions of which were effective September 10, 2004. The Employment Agreement remains in effect in accordance with its terms, except as modified by the Amendment and this Second Amendment. In accordance with Section 12 of the Employment Agreement, the parties have agreed to amend the Employment Agreement as follows:

In Section 2 of the Employment Agreement, the date “December 31, 2005” is hereby deleted and replaced with the date “December 31, 2006.”

Intending to be legally bound hereby, the parties have signed this Second Amendment to be effective September 27, 2005.

Executive
October 3, 2005		JEFFREY M. STAFEIL
Date
METALDYNE CORPORATION
November 1, 2005	By:	TIMOTHY D. LEULIETTE
Date	Its:	Chairman, President and Chief Executive Officer